Exhibit 99.1

    Storage Computer Corporation Announces Results for Third Quarter of 2004

     NASHUA, N.H.--(BUSINESS WIRE)--Nov. 22, 2004--Storage Computer Corporation (AMEX:SOS), a provider of high-performance storage and data delivery software solutions, today announced the Company's results for the third quarter ended September 30, 2004. Revenue for the quarter was $ 86,317 versus $215,047 for the third quarter of 2004. Revenue for the nine months ended September 30, 2004 was $299,475 versus $640,807 for the nine months ended June 30, 2004.
     The net loss for the three months ended September 30, 2004 was $930,081 compared to a net loss of $1,099,991 for the three months ended September 30, 2003. The fully diluted loss per share available to common stockholders was $0.02 for the three months ended September 30, 2004 compared to $0.03 for the three months ended September 30, 2003.
     The net loss for the nine months ended September 30, 2004 was $2,775,377 compared to a net loss of $3,488,541 for the nine months ended September 30, 2003. The fully diluted loss per share available to common stockholders was $0.07 for the nine months ended September 30, 2004 compared to $0.10 for the nine months ended September 30, 2003. Dividends on preferred stock including amortization of the beneficial conversion features were $17,595 ($0.00 per share) for the nine months ended September 30, 2003. There were no such dividends in the nine months ended June 30, 2004.
     As reported in previous quarters revenue levels have been declining as we continue to focus our core business activity toward the Storage Wide Area Networking (SWAN) market segment for our CyberNAS Network Attached Storage and CyberVSA Storage Operating System. While new products have been available and we have entered into new strategic alliance relationships with channel partners significant new sales have not materialized as it has taken and longer and been more difficult than we anticipated for these channel partners to become productive. To conserve cash we continue to operate at low overhead levels. Total costs and expenses for the three months ended September 30, 2004 were $975,231 compared to $1,312,765 for the three months ended September 30, 2003. Costs and expenses for the nine months ended September 30, 2004 were $2,826,725 compared to $4,311,614 for the nine months ended September 30, 2003. Net cash used in operations was $796,621 for the nine months ended September 30, 2004 compared to $2,643,791 for the nine months ended September 30, 2003. Our current infrastructure and staffing levels do allow us to respond to business opportunities as they develop.

     About Storage Computer Corporation

     Storage Computer Corporation (AMEX:SOS): Pioneers in RAID technology, Storage Computer Corporation is a provider of high-performance storage and data delivery software solutions focused on developing advanced storage architectures to address the emerging needs of high-bandwidth and other "performance-impaired" applications. Storage Computer's technology supports a variety of applications including advanced database activities, wide area network storage and sophisticated business continuity topologies. Systems. http://www.storage.com.

     Forward-Looking Statements:

     This press release may contain forward-looking statements to future events or future financial performance that involves risks and uncertainties. These statements are made pursuant to the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934. These statements are only predictions and actual results could differ materially from those anticipated in these statements based upon a number of factors including those uncertainties and risk factors detailed from time to time in reports filed by Storage Computer Corporation with the Securities and Exchange Commission, including our most recent reports on Form 10-K and 10-Q.


                          Storage Computer Corporation
                Consolidated Statement of Operations (Unaudited)

                       Three Month Ended         Nine Months Ended
                    ------------------------ -------------------------
                     September    September    September    September
                           30,          30,          30,          30,
                          2004         2003         2004         2003
                    ----------- ------------ ------------ ------------
  Revenues:
       Products and
        services       $86,317     $215,047     $299,475     $640,807
       License fees         --           --           --           --
                    ----------- ------------ ------------ ------------
      Total revenues    86,317      215,047      299,475      640,807
                    ----------- ------------ ------------ ------------
  Costs and
   expenses:

 Cost of products and
  services             158,473      218,442      552,241      697,144
 Cost of license
  fees, primarily
  legal fees                --      188,468           --      717,549
 Research and
  development          239,137      220,413      670,228      865,984
 Sales and
  marketing            218,792      115,449      438,758      439,565
 General and
  administrative       214,829      425,993      733,498    1,159,402
 Amortization
  of
  intangibles          144,000      144,000      432,000      432,000
                   ----------- ------------ ------------ ------------
 Total costs and
  expenses             975,231    1,312,765    2,826,725    4,311,614
                    ----------- ------------ ------------ ------------
  Operating loss      (888,914)  (1,097,718)  (2,527,250)  (3,670,807)
                    ----------- ------------ ------------ ------------
  Other income
   (expense), net:
       Interest
        expense, net   (41,248)      (7,015)    (141,099)     (16,577)
       Other income
        (expense)           81        4,742     (107,028)     198,843
                    ----------- ------------ ------------ ------------
Total other income
 (expense), net        (41,167)      (2,273)    (248,127)     182,266
                    ----------- ------------ ------------ ------------
  Net loss           $(930,081) $(1,099,991) $(2,775,377) $(3,488,541)
  Dividends on
   preferred stock
   including
   amortization of
   the beneficial
   conversion
   features                 --           --           --      (17,595)
                    ----------- ------------ ------------ ------------
  Net Loss
   applicable to
   common
   stockholders      $(930,081) $(1,099,991) $(2,775,377) $(3,506,136)
                    ----------- ------------ ------------ ------------
  Loss applicable to
   common
   stockholders per
   basic and
   dilutive share       $(0.02)      $(0.03)      $(0.07)      $(0.10)

  Basic and dilutive
   shares
   outstanding      38,922,209   36,803,330   38,842,425   35,845,680


                          Storage Computer Corporation
                      Condensed Consolidated Balance Sheets

                                                September  December
                                                 30, 2004  31, 2003
                                                ----------------------
                                                (unaudited)
Cash and cash equivalents                           $9,837    $72,581
Accounts receivable, inventories and other
 current assets                                  1,107,969  1,713,268
                                                ----------------------
    Total current assets                         1,117,806  1,785,849
Non-current assets, primarily goodwill, net      3,444,823  3,987,377
                                                ----------------------
     Total assets                               $4,562,629 $5,773,226
                                                ======================


Current liabilities                             $4,614,701  3,352,948
Shareholders' equity (deficiency)                  (52,072) 2,420,278
                                                ----------------------
     Total liabilities and shareholders' equity $4,562,629 $5,773,226
                                                ======================


     CONTACT: Storage Computer Corporation
              Michael J. O'Donnell, 603-880-3005
              ir@storage.com